UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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Form 8-K

Current Report

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Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

January 27, 2015

Date of Report (Date of earliest event reported)

BB&T Corporation

(Exact name of registrant as specified in its charter)

Commission file number : 1-10853

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North Carolina	56-0939887
(State of incorporation)	(I.R.S. Employer Identification No.)

200 West Second Street
Winston-Salem, North Carolina	27101
(Address of principal executive offices)	(Zip Code)

(336) 733-2000

(Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 27, 2015, the Board of Directors (the “Board”) of BB&T Corporation (the “Company”) approved an amendment to the Company’s Bylaws (the “Bylaws”). The amendment, which is effective immediately, is as follows:

•	Article III, Section 7 (Qualifying Shares) has been amended to reflect the fact that the directors’ share ownership requirement has been increased from four to five times the average annual cash retainer paid by the Corporation for the directors’ services.

A copy of the amended and restated Bylaws is filed as Exhibit 3.1 and incorporated herein by reference. The discussion in this Item is qualified in its entirety by reference to such Exhibit.

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ITEM 9.01	Financial Statements and Exhibits

Exhibit No.	Description of Exhibit

3.1	Amended and Restated Bylaws of BB&T Corporation, effective January 27, 2015.

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BB&T CORPORATION
(Registrant)

By: /s/ Cynthia B. Powell

Cynthia B. Powell
Executive Vice President and Corporate Controller
(Principal Accounting Officer)

Date: January 28, 2015